Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,707,214.68
Previously Paid Amount	0.00
Total Fee Amount	261.37
Total Offset Amount	0.00
Net Fee	$ 261.37